UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported):   October 31, 2007 (October 25, 2007)

Joe’s Jeans Inc.

(Exact Name of Registrant as Specified in Its Charter)

Delaware
(State or Other Jurisdiction of Incorporation)

0-18926	11-2928178
(Commission File Number)	(IRS Employer Identification No.)

5901 S. Eastern Avenue, Commerce, California	90040
(Address of Principal Executive Offices)	(Zip Code)

(323) 837-3700
(Registrant’s Telephone Number, Including Area Code)

N/A
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

This report amends the Current Report on Form 8-K filed with the Securities and Exchange Commission (the “SEC”) by Joe’s Jeans Inc. (the “Company”) on October 31, 2007.

ITEM 2.01     Completion of Acquisition or Disposition of Assets

On October 31, 2007, Company filed a Current Report on Form 8-K (the “Original 8-K”) with the SEC announcing, among other things, the completion of its acquisition of JD Holdings, Inc. (“JD Holdings”) through a merger of JD Holdings with and into Joe’s Jeans Subsidiary, Inc. (“Joe’s Subsidiary”), a wholly owned subsidiary of the Company.  The merger was completed pursuant to the definitive Agreement and Plan of Merger, as amended (the “Merger Agreement”) by and among the Company, its wholly owned subsidiary, Joe’s Subsidiary, JD Holdings and Joseph Dahan (“Mr. Dahan”), the sole stockholder of JD Holdings.  In the Original 8-K, the Company indicated that it would file the historical and pro forma financial information required under Item 9.01 with respect to the acquisition within 71 days of the Original 8-K.  The Company is now filing this Amendment No.1 to the Current Report on Form 8-K to include the financial statements and pro forma financial information as a result of the completion of the Company’s and JD Holdings’ third fiscal quarter described in below in Item 9.01.

ITEM 9.01     Financial Statements and Exhibits

(a)           Financial Statements of Businesses Acquired.

The Company is filing this Amendment No. 1 to include additional information under this Item 9.01(a) as a result of the completion of JD Holdings’ third fiscal quarter prior to the date of the completion of the Merger.  All other financial information was previously reported on the Original 8-K.

(b)           Pro Forma Financial Information.

The Company is filing this Amendment No. 1 to include additional information under by this Item 9.01(b) as a result of the completion of the Company’s third fiscal quarter prior to the date of the completion of the Merger. All other financial information was previously reported on the Original 8-K.

(c)           Not applicable.

(d)           Exhibits.

Exhibit
Number	Description

2.1	Agreement and Plan of Merger (incorporated by reference to the Company’s Definitive Proxy Statement on Schedule 14A filed on September 5, 2007)

2.2	First Amendment to Merger Agreement (incorporated by reference to the Company’s Definitive Proxy Statement on Schedule 14A filed on September 5, 2007)

2.3	Exhibit A to Merger Agreement - Amended and Restated Plan of Merger (incorporated by reference to the Company’s Definitive Proxy Statement on Schedule 14A filed on September 5, 2007)

10.1	Amended and Restated Employment Agreement (incorporated by reference to the Company’s Definitive Proxy Statement on Schedule 14A filed on September 5, 2007)

10.2*	Investor Rights Agreement

99.1*	Press Release dated October 26, 2007

99.2	Financial Statements of JD Holdings, Inc. (incorporated by reference to the Company’s Definitive Proxy Statement on Schedule 14A filed on September 5, 2007)

Independent Auditors’ Report

Balance Sheet as of June 30, 2007 and 2006 (unaudited), December 31, 2006 and December 31, 2005 (audited)

Statements of Operations for the three and six months ended June 30, 2006 and 2007 (unaudited) and twelve months ended December 31, 2006 and 2005 (audited) and December 31, 2004 (unaudited)

*              Previously filed.

Statements of Stockholders’ Equity as of June 30, 2007 (unaudited)

Statements of Cash Flows for the six months ended June 30, 2007 and 2006 (unaudited) and twelve months ended December 31, 2006 and 2005 (audited) and December 31, 2004 (unaudited)

Notes to Financial Statements

99.3	Pro Forma Financial Information of the Company and JD Holdings, Inc. (incorporated by reference to the Company’s Definitive Proxy Statement on Schedule 14A filed on September 5, 2007)

Unaudited Pro Forma Condensed Combined Financial Statements

Unaudited Pro Forma Condensed Combined Balance Sheet as of May 26, 2007

Notes to Unaudited Pro Forma Condensed Combined Balance Sheet as of May 26, 2007

Unaudited Pro Forma Condensed Combined Statement of Operations for the six months ended May 26, 2007 and year ended November 25, 2006

Notes to Unaudited Pro Forma Condensed Combined Statement of Operations for the six months ended May 26, 2007 and year ended November 25, 2006

99.4	Financial Statements of JD Holdings, Inc.

Independent Auditors’ Report

Balance Sheet as of September 30, 2007 and 2006 (unaudited), December 31, 2006 and December 31, 2005 (audited)

Statements of Operations for the three and nine months ended September 30, 2006 and 2007 (unaudited) and twelve months ended December 31, 2006 and 2005 (audited)

Statements of Stockholders’ Equity as of September 30, 2007 (unaudited)

Statements of Cash Flows for the nine months ended September 30, 2007 and 2006 (unaudited) and twelve months ended December 31, 2006 and 2005 (audited)

Notes to Financial Statements

99.5	Pro Forma Financial Information

Unaudited Pro Forma Condensed Combined Financial Statements

Unaudited Pro Forma Condensed Combined Balance Sheet as of August 25, 2007

Notes to Unaudited Pro Forma Condensed Combined Balance Sheet as of August 25, 2007

Unaudited Pro Forma Condensed Combined Statement of Operations for the nine months ended August 25, 2007 and year ended November 25, 2006

Notes to Unaudited Pro Forma Condensed Combined Statement of Operations for the nine months ended August 25, 2007 and year ended November 25, 2006

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

JOE’S JEANS INC.
(Registrant)

Date: January 10, 2008	By:	/s/ Marc Crossman
Marc Crossman
President, Chief Executive Officer, and Director
(Principal Executive Officer)

Exhibit Index

Exhibit
Number	Description

2.1	Agreement and Plan of Merger (incorporated by reference to the Company’s Definitive Proxy Statement on Schedule 14A filed on September 5, 2007)

2.2	First Amendment to Merger Agreement (incorporated by reference to the Company’s Definitive Proxy Statement on Schedule 14A filed on September 5, 2007)

2.3	Exhibit A to Merger Agreement - Amended and Restated Plan of Merger (incorporated by reference to the Company’s Definitive Proxy Statement on Schedule 14A filed on September 5, 2007)

10.1	Amended and Restated Employment Agreement (incorporated by reference to the Company’s Definitive Proxy Statement on Schedule 14A filed on September 5, 2007)

10.2*	Investor Rights Agreement

99.1*	Press Release dated October 26, 2007

99.2	Financial Statements of JD Holdings, Inc. (incorporated by reference to the Company’s Definitive Proxy Statement on Schedule 14A filed on September 5, 2007)

Independent Auditors’ Report

Balance Sheet as of June 30, 2007 and 2006 (unaudited), December 31, 2006 and December 31, 2005 (audited)

Statements of Operations for the three and six months ended June 30, 2006 and 2007 (unaudited) and twelve months ended December 31, 2006 and 2005 (audited) and December 31, 2004 (unaudited)

*              Previously filed.

Statements of Stockholders’ Equity as of June 30, 2007 (unaudited)

Statements of Cash Flows for the six months ended June 30, 2007 and 2006 (unaudited) and twelve months ended December 31, 2006 and 2005 (audited) and December 31, 2004 (unaudited)

Notes to Financial Statements

99.3	Pro Forma Financial Information of the Company and JD Holdings, Inc. (incorporated by reference to the Company’s Definitive Proxy Statement on Schedule 14A filed on September 5, 2007)

Unaudited Pro Forma Condensed Combined Financial Statements

Unaudited Pro Forma Condensed Combined Balance Sheet as of May 26, 2007

Notes to Unaudited Pro Forma Condensed Combined Balance Sheet as of May 26, 2007

Unaudited Pro Forma Condensed Combined Statement of Operations for the six months ended May 26, 2007 and year ended November 25, 2006

Notes to Unaudited Pro Forma Condensed Combined Statement of Operations for the six months ended May 26, 2007 and year ended November 25, 2006

99.4	Financial Statements of JD Holdings, Inc.

Independent Auditors’ Report

Balance Sheet as of September 30, 2007 and 2006 (unaudited), December 31, 2006 and December 31, 2005 (audited)

Statements of Operations for the three and nine months ended September 30, 2006 and 2007 (unaudited) and twelve months ended December 31, 2006 and 2005 (audited)

Statements of Stockholders’ Equity as of September 30, 2007 (unaudited)

Statements of Cash Flows for the nine months ended September 30, 2007 and 2006 (unaudited) and twelve months ended December 31, 2006 and 2005 (audited)

Notes to Financial Statements

99.5	Pro Forma Financial Information

Unaudited Pro Forma Condensed Combined Financial Statements

Unaudited Pro Forma Condensed Combined Balance Sheet as of August 25, 2007

Notes to Unaudited Pro Forma Condensed Combined Balance Sheet as of August 25, 2007

Unaudited Pro Forma Condensed Combined Statement of Operations for the nine months ended August 25, 2007 and year ended November 25, 2006

Notes to Unaudited Pro Forma Condensed Combined Statement of Operations for the nine months ended August 25, 2007 and year ended November 25, 2006